EXHIBIT 32.2

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), I, the Interim Chief Financial Officer of Asante Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended January 1, 2005 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

     (1) the 10-QSB Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 15, 2005

                                          /s/ Rajiv Matthew
                                          --------------------------------------
                                          Rajiv Matthew, Chief Financial Officer